                                                               EXHIBIT 10
AMENDMENT NO. 8 TO AMENDED AND RESTATED REDUCING REVOLVING LOAN AGREEMENT

     This Amendment No. 8 to Amended and Restated Reducing Revolving Loan Agreement (this "Amendment") dated as of June 13, 2003 is entered into with reference to the Amended and Restated Reducing Revolving Loan Agreement dated as of May 28, 1998 among Aztar Corporation ("Borrower"), the Lenders party thereto and Bank of America, N.A. (under its former name, Bank of America National Trust and Savings Association), as Administrative Agent (as amended, the "Loan Agreement"). Capitalized terms used but not defined herein are used with the meanings set forth for those terms in the Loan Agreement. Borrower and the Administrative Agent, acting with the consent of the Requisite Lenders pursuant to Section 11.2 of the Loan Agreement, agree as follows:

       1.     Amendment to Section 6.5. Clause (b) of Section 6.5 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:

      "(b) Distributions with respect to the Series B ESOP Convertible Preferred Stock of Borrower if no Default or Event of Default exists or would result therefrom; provided that the aggregate amount of such Distributions (exclusive of any required Distributions) from and after June 1, 2003 shall not exceed $20,000,000,"

       2.     Amendments to Section 6.9. Section 6.9 of the Loan Agreement is hereby amended by replacing the period at the end of clause (k) thereof with "; and" and by adding thereto a new clause (l) to read in its entirety as follows:

      "(l) other unsecured Indebtedness and Guaranty Obligations of Borrower or its Subsidiaries in an aggregate principal amount which does not exceed $25,000,000 which is incurred when no Default or Event of Default exists or would result therefrom.

3. Amendment to Section 6.17. Clause (e) of Section 6.17 of the Loan Agreement is hereby amended and restated to read in its entirety as follows:
"(e) Indebtedness and Guaranty Obligations permitted under Section 6.9(d) or Section 6.9(l) and".

       4.     Conditions Precedent. The effectiveness of this Amendment shall be conditioned upon the receipt by the Administrative Agent of all of the following, each properly executed by a Responsible Official of each party thereto and dated as the date hereof:

      (i)     Counterparts of this Amendment executed by all parties hereto;

      (ii)    Written consent of each of the Significant Subsidiaries to the execution, delivery and performance hereof, substantially in the form of Exhibit A to this Amendment; and

      (iii)   Written consent of the Requisite Lenders as required under Section 11.2 of the Loan Agreement in the form of Exhibit B to this Amendment.

       5.     Representation and Warranty. Borrower represents and warrants to the Administrative Agent and the Lenders that no Default or Event of Default has occurred and remains continuing.

       6.     Confirmation. In all other respects, the terms of the Loan Agreement and the other Loan Documents are hereby confirmed.

       IN WITNESS WHEREOF, Borrower and the Administrative Agent have executed this Amendment as of the date first written above by their duly authorized representatives.

AZTAR CORPORATION By: NEIL A. CIARFALIA Neil A. Ciarfalia Title: Treasurer [Printed Name and Title]	BANK OF AMERICA, N.A., as Administrative Agent By: JANICE HAMMOND Janice Hammond Title: Vice President [Printed Name and Title]

2
Exhibit A to Amendment CONSENT OF SUBSIDIARY GUARANTORS

           Reference is hereby made to that certain Amended and Restated Reducing Revolving Loan Agreement dated as of May 28, 1998 among Aztar Corporation ("Borrower"), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent (as amended, the "Loan Agreement").

           Each of the undersigned hereby consents to the execution, delivery and performance by Borrower and the Administrative Agent of Amendment No. 8 to the Loan Agreement.

           Each of the undersigned represents and warrants to the Administrative Agent and the Lenders that there is no defense, counterclaim or offset of any type or nature to the Subsidiary Guaranty, and that the same remains in full force and effect.

Dated: June 13, 2003

HOTEL RAMADA OF NEVADA

By:    N.W. ARMSTRONG JR.
       Nelson W. Armstrong, Jr.
Title: Vice President & Secretary

AZTAR DEVELOPMENT CORPORATION

By:    NEIL CIARFALIA
       Neil Ciarfalia
Title: Treasurer

AZTAR INDIANA GAMING CORPORATION

By:    N.W. ARMSTRONG JR.
       Nelson W. Armstrong, Jr.
Title: Vice President & Secretary

RAMADA NEW JERSEY, INC.

By:    NEIL CIARFALIA
       Neil Ciarfalia
Title: Treasurer

ATLANTIC-DEAUVILLE INC.

By:    NEIL CIARFALIA
       Neil Ciarfalia
Title: Treasurer

ADAMAR GARAGE CORPORATION

By:    NEIL CIARFALIA
       Neil Ciarfalia
Title: Treasurer

3
AZTAR MISSOURI GAMING CORPORATION By: N.W. ARMSTRONG JR. Nelson W. Armstrong, Jr. Title: Vice President & Secretary	AZTAR INDIANA GAMING COMPANY, LLC By: Aztar Riverboat Holding Company, LLC, its Managing Member By: N.W. ARMSTRONG JR. Nelson W. Armstrong, Jr. Title: Vice President & Secretary

RAMADA NEW JERSEY HOLDINGS
CORPORATION

By:    NEIL CIARFALIA
       Neil Ciarfalia
Title: Treasurer

MANCHESTER MALL, INC.

By:    NEIL CIARFALIA
       Neil Ciarfalia
Title: Treasurer

RAMADA EXPRESS, INC.

By:    N.W. ARMSTRONG JR.
       Nelson W. Armstrong, Jr.
Title: Vice President & Secretary

AZTAR RIVERBOAT HOLDING
COMPANY, LLC

By:    Aztar Indiana Gaming        Corporation, an Indiana        corporation, its Member

By:    N.W. ARMSTRONG JR.
       Nelson W. Armstrong, Jr.
Title: Vice President & Secretary
       [Printed Name and Title]

By:    Aztar Missouri Gaming        Corporation, a Missouri        corporation, its Member

By:    N.W. ARMSTRONG JR.
       Nelson W. Armstrong, Jr.
Title: Vice President & Secretary
       [Printed Name and Title]

AZTAR MISSOURI RIVERBOAT GAMING
COMPANY, LLC

By: Aztar Riverboat Holding
    Company, LLC,
    its Managing Member

By:    N.W. ARMSTRONG JR.
       Nelson W. Armstrong, Jr.
Title: Vice President & Secretary

ADAMAR OF NEW JERSEY, INC.

By:    NEIL CIARFALIA
       Neil Ciarfalia
Title: Treasurer

ADAMAR OF NEVADA

By:    N.W. ARMSTRONG JR.
       Nelson W. Armstrong, Jr.
Title: Vice President & Secretary

TROPICANA DEVELOPMENT COMPANY,
LLC

By:    N.W. ARMSTRONG JR.
       Nelson W. Armstrong, Jr.
Title: Vice President & Secretary

TROPICANA REAL ESTATE COMPANY, LLC By: N.W. ARMSTRONG JR. Nelson W. Armstrong, Jr. Title: Vice President & Secretary

Exhibit B to Amendment CONSENT OF LENDER

           Reference is hereby made to that certain Amended and Restated Reducing Revolving Loan Agreement dated as of May 28, 1998 among Aztar Corporation ("Borrower"), the Lenders party thereto, and Bank of America, N.A., as Administrative Agent (as amended, the "Loan Agreement").

           The undersigned Lender hereby consents to the execution and delivery of Amendment No. 8 to the Loan Agreement by the Administrative Agent on its behalf, substantially in the form of the most recent draft thereof presented to the undersigned Lender.

Date: June 12, 2003
Bank of America, N.A. [Name of Institution] By SCOTT L. FABER Scott L. Faber Managing Director [Printed Name and Title]

Date: June 9, 2003
Bank of Scotland [Name of Institution] By JOSEPH FRATUS Joseph Fratus First Vice President [Printed Name and Title]

Date: June 12, 2003
Comerica West Incorporated [Name of Institution] By MEI LING CHUA Mei Ling Chua Corporate Banking Officer [Printed Name and Title]

Date: June 13, 2003
Fleet National Bank [Name of Institution] By RICHARD POWELL Richard Powell Vice President [Printed Name and Title]

Date: June 11, 2003
National City Bank [Name of Institution] By MARK A. MINNICK Mark A. Minnick Senior Vice President [Printed Name and Title]

Date: June 12, 2003
Societe Generale [Name of Institution] By THOMAS K. DAY Thomas K. Day Managing Director [Printed Name and Title]